EXHIBIT 10
CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
We hereby consent to the use in this Registration Statement on Form N-4 (the “Registration Statement”) of our report dated April 25, 2014, relating to the financial statements of Variable Separate Account, which appears in such Registration Statement. We also consent to the use in this Registration Statement of our report dated April 30, 2014, relating to the consolidated financial statements of American General Life Insurance Company, which appears in such Registration Statement. We also consent to the reference to us under the heading “Financial Statements” in such Registration Statement.

/s/ PricewaterhouseCoopers LLP Houston, Texas
November 3, 2014